                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.
                                  ___________

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): April 29, 2002


                                  NTELOS Inc.
               (Exact Name of Registrant as Specified in Charter)

          Virginia                  0-16751                      54-1443350
(State of Incorporation)    (Commission File Number)(IRS Employer Identification No.)

                                P. O. Box  1990
                           Waynesboro, Virginia 22980
                    (Address of principal executive offices)

                                 (540) 946-3500
              (Registrant's telephone number, including area code)

Item 9.    REGULATION FD DISCLOSURE

Pursuant to Regulation FD, information is being furnished below with respect to presentations to be made by Mr. James S. Quarforth, Chief Executive Officer, and Mr. Michael B. Moneymaker, Chief Financial Officer, at investor meetings. This presentation provides an overview of NTELOS' strategy, transactions and performance through fiscal year 2001 and certain guidance for 2002.

NTELOS

Photo of products and customers.

Forward-Looking Statements
---------------------------

Forward-looking statements made by the Company are based on a number of assumptions, estimates and projections. These statements are not guarantees of future performance and involve risks and uncertainties, including those set forth in documents filed by the Company with the Securities and Exchange Commission, and any significant deviations from these assumptions could cause actual results to differ materially from those in forward-looking statements. The Company undertakes no obligation to revise or update such statements to reflect current events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Company Overview
-----------------

..  Regionally-focused ICP concentrating on high-growth sectors
   -  Wireless: PCS (10.2MM pops)
   -  Wireline: ILEC (3 markets)
                CLEC (14 markets)
                Internet (60 markets)
                Long Haul

..  Long operating history, founded in 1897
   -  Public for over 30 years
   -  Wireless service since 1991

..  Strong local presence and brand

..  Facilities-based

..  Fully integrated operational support systems

..  Established "mid-stage" telco
   -  431,000 customers
   -  Over $600MM CAPEX from 1996-2001
   -  Positive EBITDA

..  Fully-Funded Business Plan

Map of Virginia, West Virginia, Maryland, Portions of Tennessee, Portions of North Carolina, Portions of Ohio, Portions of Kentucky and Portions of Pennsylvania

PCS, CLEC and Internet
PCS & Internet
PCS
ILEC
Internet

Established Regional ICP
------------------------

Invested Capital
----------------
($MMs)

[Graph]


             Wireline/
        PCS    Other    Total
        ---    ----     -----
1996    98.1   21.0     119.1
1997    68.1   22.2      90.3
1998    63.6   20.8      84.4
1999    61.5   43.6     105.1
2000    77.3   37.0     114.3
2001    64.4   50.3     114.7
2002E*                   80.0-95.0

* Wireline/PCS/Other 50.0 to 60.0
3-GIXRTT Capex 30.0 to 35.0

Customer Base
--------------
(000s)

[Graph]

           PCS              ILEC/CLEC        Internet
       Subscribers         Access Lines     Subscribers  Total
       -----------         ------------     -----------  -----

1996                         43.4              0.3       43.7
1997       23.8              45.5              4.8       74.1
1998       69.8              48.9              8.7      127.4
1999      122.1              59.3             47.3      228.7
2000      168.4              72.5             62.9      303.8
2001      223.8              85.6             74.2      383.6
2002E     455.0 to 480.0


1996 - 2001 CAGR = 54.4%

All historical amounts are pro forma to include results of CFW Communications, R&B Communications, the Virginia and West Virginia PCS Alliances and PrimeCo Virginia PCS.

Digital PCS

Wireless Digital PCS: Attractive Operating Regions
--------------------------------------------------

  . Contiguous geographic markets with 10.2 MM PCS pops; 6.7 MM Operational . Over 1500 interstate miles & three state capitals
  . Abundant tourist destinations
    - Beaches
    - Historic areas
    - State and National Parks
  . Hub of major universities/colleges
    - University of Virginia
    - Virginia Tech
    - William & Mary
    - Old Dominion University
  . Expansion Opportunities
    - High growth markets in Harrisburg and communities west of Philadelphia

Map of Virginia, West Virginia, Maryland, Portions of Pennsylvania, Portions of North Carolina, Portions of Ohio, and Portions of Kentucky showing:

  Wireless Overview
  . PCS operational BTAs
  . PCS Licensed BTAs, non-operational

Wireless Digital PCS - Spectrum
-------------------------------
           Virginia                                  West Virginia/Other                           Pennsylvania
BTA                        POPS    MHz        BTA                    POPS    MHz        BTA                       POPS     MHz
----------------------------------------  ----------------------------------------  ------------------------------------------------
                                            * Beckley/1/            168.2     20      Harrisburg                 687.4       10
  Charlottesville         215.3     20      * Bluefield/1/          177.3     20      York-Hanover               463.3       10
* Danville                169.7     30      * Charleston/1/         487.0     30      Lancaster                  457.0       10
* Fredericksburg          136.3     10      * Clarksburg            193.9     10      Reading                    356.0       10
  Harrisonburg            143.1     20        Cumberland, MD        160.1     40      Altoona                    223.9       15
  Lynchburg               158.4     30      * Fairmont               56.4     40      Williamsport/1/
* Martinsville             89.0     30      * Huntington            369.1     30      State College/1/
* Norfolk               1,763.4     20        Logan                  41.0     30
  Richmond              1,255.6     20        Martinsburg           354.6     20
  Roanoke                 639.6     30      * Morgantown            107.0     25
* Staunton-W'boro         109.4     30        Parkersburg           181.8     30
* Winchester              158.1     20        Wheeling/1/           212.4     30
                                              Williamson            186.2     30
                                              Athens, OH            132.1     15
                                              Chillicotne, OH       104.7     15
                                              Portsmouth, OH         95.7     30
                                              Zanesville, OH        187.2     15

----------------------------------------  ----------------------------------------  ------------------------------------------------
                        4,837.9                                   3,214.7                                      2,187.6
----------------------------------------  ----------------------------------------  ------------------------------------------------

      Total POPs:  10.2 million                Operational POPS:  6.8 million

                        *Wholesale BTA POPs:  2.9 million

/1/  Pro forma for announced pending spectrum sales valued at $7.1 million

Wireless Digital PCS: Network
-----------------------------

o  Region's largest CDMA Network

o  Mature-stage development

o  770 cell sites on-air (4Q01)

o  3G1XRTT Upgrade: 2001-2003
   - Western markets
   - $40 MM - $45MM Capex

o  Wholesale Provider of wireless network services
   -  Sprint/Horizon agreement - amendment 7/1/01 to 12/31/03
         o  Predictable minimum revenue stream: 2001: $19.1MM
                                                2002: $27.4MM
                                                2003: $38.6MM
                                                      -------
                                                      $85.1MM

Cell Site Deployment

                  Sites On-Air         Total Sites
                  ------------         -----------

1996                 118                   118
1997                 125                   243
1998                 164                   407
1999                 118                   525
2000                 177                   702
2001                  68                   770
2002E                 65*                  835

*38 sites substantially complete in 2001; 27 estimated new sites for 2002

All historical amounts are pro forma to include the results of CFW Communications, R&B Communications, the Virginia & West Virginia PCS Alliances and PrimeCo Virginia PCS.

Wireless Digital PCS: Operating Strategy
----------------------------------------

..  Own and control licenses, network, distribution channels and brand

..  Focus on in-region market niche with localized marketing
   - "nTown" Plan - 29% of post pay
   - "nNetwork" plan - 62% of post pay
   - "nRegion" plan - 9% of post pay
   - "nNation" plan - *1% of post pay

..  Target new customer segments
   _ New nAdvance product
      . 12,123 subscribers (4Q01)
      . Higher ARPU
      . Paid-in-advance revenue
      . One year contract

* Less Than

Wireless Digital PCS: Key Statistics
------------------------------------


Total PCS Subscribers
---------------------

82% post pay-like plans
(000s)

[Graph]

        Post-Pay                  Pre Pay   Advance   Total
        ---------                 -------   -------   -----
1Q 00      87                       55                 142
2Q 00      92                       59                 152
3Q 00      97                       61                 158
4Q 00     107                       62                 168
1Q 01     123                       64                 186
2Q 01     145                       54                 199
3Q 01     157                       47                 204
4Q 01     172                       39        12       224

Post Pay Net Additions
----------------------
2000 - 28,334 Net post pay additions
2001 - 57,830 Net post pay additions
104% increase year-over-year

          2000           2001
          ----           ----

1Q         8.1           12.8
2Q         5.6           17.3
3Q         4.3           12.0
4Q        10.3           15.7

All historical amounts are pro forma to include the results of CFW Communications, R&B Communications, the Virginia and West Virgina PCS Alliances and PrimeCo Virgina PCS.

Wireless Digital PCS: Key Statistics
------------------------------------

ARPU
----

                           Post-Pay              Blended
                           --------              -------
4Q 00                       46.2                  43.2
1Q 01                       47.9                  40.5
2Q 01                       50.8                  42.6
3Q 01                       53.7                  46.0
4Q 01                       52.0                  43.7


Churn
-----

                           Post-Pay              Blended
                           --------              -------
4Q 00                        3.7                   5.6
1Q 01                        3.2                   4.4
2Q 01                        2.4                   3.9
3Q 01                        3.0                   4.5
4Q 01                        3.3                   4.4


CPGA
----

                                                 Blended
                                                 -------
4Q 00                                              339
1Q 01                                              322
2Q 01                                              363
3Q 01                                              376
4Q 01                                              329

Richmond/Norfolk Turnaround
---------------------------

  Key Initiatives                      Successful Results
  ---------------                      ------------------
                                                               2000      2001
                                                               ----      ----
.. New post-pay rate plans              % Post-Pay Subs          51%       76%
.. Focus on direct distribution         % Post-Pay Gross Adds    29%       75%/1/
.. New distribution channels
   - Business to business
   - Inside Sales                      Post-Pay Churn          3.6%      3.2%
.. Localizing branding and
   marketing campaigns                 Post-Pay ARPU          $ 44      $ 55
.. Operations, customer care and        %Post-Pay Customers
   billing transitioned in-house         with $50 + plans       35%/2/    52%

/1/ Excluding the effect of 6,920 nAdvance gross additions.
/2/ 1Q 01

Wireless Digital PCS: Key Statistics
-------------------------------------

Revenue and EBITDA
------------------
($ MMs)

109% year over year increase in EBITDA before COA

[Graph]

        EBITDA       EBITDA before COA     Revenues
        ------       -----------------     --------
1Q 00   (8.9)              2.1               21.2
2Q 00   (4.5)              5.2               23.8
3Q 00   (5.6)              5.2               24.0
4Q 00  (10.1)              2.7               22.8*
1Q 01   (7.0)              6.0               27.7
2Q 01   (5.0)              8.0               30.3
3Q 01   (3.0)              9.0               32.0
4Q 01   (7.0)              8.7               31.2

* SAB 101 adopted 4Q 00

Operating Expenses
------------------

Gaining OPEX Efficiencies

Graph depicting Revenues and Operating Expenses (excluding cost of sales) per quarter from 1Q00 to 4Q01.

Operating Expenses (excluding cost of sales) were 88% of Revenues in 2000 and 78% of Revenues in 2001.

All historical amounts are pro forma to include the results of CFW Communications, R&B Communications, the Virginia and West Virginia PCS Alliances and PrimeCo Virginia PCS.

                                   Wireline

Wireline: Overview
------------------


           ILEC                                            CLEC
           ----                                            ----
o  52,036 residential/business                 o  33,598 business access lines
   access lines                                o  15 markets
o  Leading ILEC service provider in Virginia   o  Interconnection agreements in
   as ranked by SCC                               VA, WV and TN with Sprint and
o  Strong EBITDA margins: 64% in 2001             Verizon
                                               o  Positive EBITDA in 2001


        Internet                     Network Fiber
       --------                     -------------
o  70,189 dial-up customers  o  1,600 route miles deployed
o  4,004 DSL customers       o  Connectivity to major retail cities
o  60 markets                o  Connections with Valley Net and DDR
o  Dial-up access in
   all markets
o  DSL in 24 markets
o  Positive EBITDA in 2001

              100% digital platform with best-in-class equipment
15

Wireline: Operating Strategy
----------------------------------

o  ILEC
   -  No competition in ILEC markets to date, despite deregulation
   -  ILEC operates under small company status, which is lightly regulated

o  CLEC

   -  Hybrid facilities-based/ "smart-build" strategy
   -  Leverage our fiber optic network, ILEC switching platform & brand
   -  Target businesses with bundled service offerings - PCS emphasized

o  Internet/DSL
   - Broad product-offering of fast and reliable services
   - DSL offered in a growing number of markets in three states

o  Network Fiber
   - Wholesale Revenue Stream
   - Significant operating cost reduction
   - Significant increase in reliability

Network
--------------------------------------------------------------------------------
.. 1,600 route miles

.. Connectivity to major retail cities

.. Differentiating characteristics
   - Wholesale Revenue Stream: $9.3 MM annually/1/
   - EBITDA: $7.8 MM annually, 84% margin/1/
   - Significant operating cost reduction
   - Significant increase in reliability




/1/ 2001 pro forma results

    Map of Virginia, West Virginia, Maryland, Portions of Tennessee, Portions of North Carolina, Portions of Ohio, Portions of Kentucky and Portions of Pennsylvania showing network that is:

         In Service/operational 2002
         Owned
         Valley Net
         DDR

All historical amounts are pro forma to include the results of NTELOS, R&B Communications, the Virginia and West Virginia PCS Alliances and PrimeCo Virginia PCS.

Wireline: Key Statistics
------------------------

Customer/Lines
--------------
($000s)

[Graph]

        CLEC      ISP/DSL       ILEC        Total
        ----      -------       ----        -----
1Q 00   13.3       56.6         50.6        120.5
2Q 00   17.4       59.3         51.4        128.1
3Q 00   18.1       59.6         51.7        129.4
4Q 00   20.5       62.9         51.9        135.3
1Q 01   23.7       65.8         51.8        141.3
2Q 01   26.5       67.1         51.9        145.5
3Q 01   30.7       72.1         51.9        154.7
4Q 01   33.6       74.2         52.0        159.8

Revenues and EBITDA
-------------------
($MM)

29% EBITDA increase year-over-year

[Graph]

       EBITDA        Revenues
       ------        --------
1Q 00   7.2           17.6
2Q 00   7.1           18.5
3Q 00   7.6           19.0
4Q 00   8.3           20.4
1Q 01   9.8           22.4
2Q 01   9.4           21.9
3Q 01   9.0           21.5
4Q 01  10.9           23.2

All historical amounts are pro forma to include the results of CFW Communications, R&B Communications, the Virginia and West Virginia PCS Alliances and PrimeCo Virginia PCS.

Distribution Channels & Customer Care
-------------------------------------

o  Company-Owned Retail Outlets
   -  54 current

o  Direct Sales Force
   -  321 retail representatives
   -  34 account executives
   -  16 telesales representatives

o  Indirect Sales
   -  363 agent locations

o  Customer Care Centers
   -  Waynesboro - Wireline & Wireless
   -  Portsmouth - Wireless
   -  Roanoke - Wireline

o  Centers virtually linked for staffing efficiencies

o  Retention Specialists



Photo of retail center.

When Quality Matters
--------------------

          Healthcare                            Colleges and Universities
          ----------                            -------------------------
.. Genesis Hospital System                  . Bridgewater College
.. Augusta Medical Center                   . Hollins University
.. Rockingham Memorial Hospital             . Mary Baldwin College
.. Allegheny Regional Hospital              . Eastern Mennonite University
.. Winchester Medical Center                . James Madison University
.. Centra Health System                     . Blue Ridge Community College
.. River Park Hospital                      . Dabney Lancaster Community College
.. University of Virginia Medical Center    . Liberty University
.. Montgomery County Hospital               . Shenandoah University
.. Stonewall Jackson Hospital               . University of Virginia
                                           . Washington and Lee University

2002 Company Guidance

2002 Customer Projections
-------------------------

Ending PCS Subscribers
----------------------

(000)

                          Post Pay       nAdvance       Pre Pay         Total
                          --------       --------       -------         -----
          2000              107.0                        61.4           168.4
          2001              172.4          12.1          39.3           223.8
          2002E                                                   275.0-294.0


CLEC Access Lines
-----------------

(000)

                          CLEC Access Lines
                          -----------------

          2000                     20.5
          2001                     33.6
          2002E               45.0-47.0

ILEC Access Lines
-----------------

(000)

                          ILEC Access Lines
                          -----------------

          2000                    52.0
          2001                    52.0
          2002E              52.0-53.0


Internet/DSL Subscribers
------------------------

(000)

                       ISP/DSL Subscribers
                       -------------------
          2000                   62.9
          2001                   74.2
          2002E             83.0-86.0


All historical amounts are pro forma to include the results of NTELOS, R&B Communications, the Virginia and West Virginia PCS Alliances and PrimeCo PCS.

Consolidated Operations
-----------------------

Revenues
--------

($MMs)

                                    Revenues
                                    --------
          2000                        179.5
          2001                        220.2
          2002E                 270.0-286.0

EBITDA
------

($MMs)

                                     EBITDA
                                     ------
          2000                          5.2
          2001                         20.4
          2002E                   52.0-58.0

             2002 Revenue                                    2002 EBITDA
        Guidance Summary ($MM)                          Guidance Summary ($MM)
--------------------------------------------------------------------------------
           $170.0 to $180.0             PCS                $11.0 to $14.0
             45.0 to 46.0              ILEC                 28.5 to 29.5
             19.0 to 20.0              CLEC                  0.0 to 0.5
             19.5 to 21.0               ISP                  2.5 to 3.0
             10.0 to 11.0             Network                8.5 to 9.0
              6.5 to 8.0               Other                 1.5 to 2.0
------------------------------------------------------------------------------
           $270.0 to $286.0            Total               $52.0 to $58.0


All historical amounts are pro forma to include the results of NTELOS, R&B Communications, the Virginia and West Virginia PCS Alliances and PrimeCo PCS.

2002 Liquidity Projection (using low-end of guidance ranges)
------------------------------------------------------------

($MM)                                                              2002
---------------------------------------                            ----

EBITDA                                                        $       52.0
Capital expenditures                                                 (80.0)
Proceeds from sale of non-strategic assets/1/                         40.0
Miscellaneous scheduled debt paydown                                  (9.6)
Working capital requirement                                           (9.5)
Cash interest /2/                                                    (36.0)
                                                              ------------
Projected net borrowings                                      $      (43.1)
                                                              ============

Senior credit facility revolver at beginning of year          $      100.0

Projected net borrowings                                             (43.1)
                                                              ------------

Senior credit facility revolver at end of year                $       56.9
                                                              ============


/1/ Includes $8.0 MM received January 2002 from tower sales, $14.5 MM received in March & April 2002 from sale of excess PCS spectrum and $7.1 MM expected to be received from announced definitive agreements for the sale of excess PCS spectrum, and anticipated proceeds from sales of additional excess PCS spectrum or other non-strategic assets

/2/ Excludes pre-funded interest on senior notes in 2002

Investment Highlights
----------------------

o PCS poised to turn EBITDA positive in early 2002

o Spectrum "rich" - proven value and liquidity

o ILEC's established, local presence provides stable revenue base and high margin operating cash flows

o CLEC and ISP: EBITDA positive and growth leverages infrastructure

o Strategic Fiber Network - generates positive EBITDA & cost reductions

o Proven ability to manage liquidity

  - Non-strategic asset sales executed in 2001: $57.8MM
  - Non-strategic asset sales executed in 2002: $22.5MM
  - Definitive agreements on 2002 assets sales: $7.1MM
  - Additional non-strategic asset sales in business plan
  - $100MM currently available under facility at 12/31/01; $90 MM available at 3/31/02

o Plan is fully-funded with reserves

  - Amendment to $325MM senior credit facility executed
  - Value of non-strategic assets significantly exceeds planned asset sales

                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    NTELOS Inc.
                                    (Registrant)


                                    By:   /s/ Michael B. Moneymaker
                                    -----------------------------------------
                                    Michael B. Moneymaker
                                    Senior Vice President
                                    and Chief Financial Officer,
                                    Treasurer and Secretary

Date: April 29, 2002